ADVANCE FROM CUSTOMERS	12 Months Ended
Sep. 30, 2013
Payables and Accruals [Abstract]
Other Liabilities Disclosure [Text Block]
NOTE 13. ADVANCE FROM CUSTOMERS

Advance from customers consisted of the following:

	As of September 30, 2013	As of September 30, 2012
	US$(’000)	US$(’000)
Advance from third-party customers	$9,062	$1,528
	$9,062	$1,528

Advance from customers balance increased by $7.5 million, or 493%, compared to the amount of fiscal year 2012, which was primarily due to the Jingbian Project with Hualu Engineering & Technology Co., Ltd. The advance from customers represents the upfront payment of 10-30% of the contract price received from the customers according to payment schedules in the sales contracts.